UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2023

TKB CRITICAL TECHNOLOGIES 1

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40959	98-1601095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

400 Continental Blvd, Suite 600

El Segundo, CA 90245

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 426-2055

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	USCTU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001	USCT	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A ordinary share, each at an exercise price of $11.50 per share	USCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 25, 2023, TKB Critical Technologies 1, a Cayman Islands exempted company (“TKB”), issued a press release announcing that it has retained approximately $53 million in its trust account following the redemption deadline for the Class A ordinary shares initially issued in TKB’s IPO (“Public Shares”) in connection with TKB’s extraordinary general meeting (the “Extension Meeting”) seeking shareholder approval of an extension of the time that it has to consummate an initial business combination (“Extension”). The Extension was conditioned on TKB having at least 5.0 million Public Shares outstanding upon consummation of the Extension after taking into account valid redemptions. TKB further announced that such condition has been met.

To date, an aggregate of 17,717,515 shares have been validly redeemed. Assuming no additional shares are withdrawn from redemption, upon effectiveness of the Extension, TKB will have 10,932,485 Class A ordinary shares outstanding, of which 5,282,485 are Public Shares and 5,650,000 are held by TKB Sponsor I, LLC (the “Sponsor”). The Class A ordinary shares held by the Sponsor are not subject to redemption.

Shareholders may withdraw redemptions with TKB’s consent at any time until the vote is taken with respect to the Extension. Shareholders may request to withdraw their redemption by contacting TKB’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail:mzimkind@continentalstock.com).

As previously disclosed, the Extension Meeting will reconvene at 4:00 p.m., Eastern time, on Friday, January 27, 2023. The Extension Meeting will still be held virtually via live webcast at http://www.cstproxy.com/tkbtech/2023. The physical location of the Extension Meeting will be the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, NY 10020.

As previously disclosed, on January 10, 2023, TKB entered into a business combination agreement with Wejo Group Limited (“Wejo”) and the other parties thereto, pursuant to which TKB intends to complete its initial business combination (“Business Combination”). The Extension to be voted on at the Extension Meeting, and any redemption reversals received prior to the vote at the Extension Meeting, would allow TKB to complete the Business Combination.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this communication are forward-looking statements. Forward-looking statements with respect to TKB Critical Technologies 1 (“TKB”), Wejo Group Limited (“Wejo”) and their potential business combination and related transactions (the “Potential Business Combination”), include statements regarding the anticipated benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the products and services offered by Wejo and the markets in which it operates (including future market opportunities), Wejo’s projected future results, future financial condition and performance and expected financial impacts of the Potential Business Combination (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Potential Business Combination and the level of redemptions of TKB’s public shareholders, and Wejo’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “opportunity,” “plan,” “potential,” “project,” “representative of,” “scales,” “should,” “strategy,” “valuation,” “will,” “will be,” “will continue,” “will likely result,” “would,” and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are based on current assumptions, estimates, expectations, and projections of the management of TKB and Wejo and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the Potential Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of TKB’s and Wejo’s securities, (ii) the risk that the Potential Business Combination may not be completed by TKB’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TKB, (iii) the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the approval of the Potential Business Combination by the shareholders of TKB and Wejo, the satisfaction of the minimum trust account amount following any redemptions by TKB’s public shareholders (if applicable), the failure by Wejo to obtain the additional financing required to complete the Potential Business Combination, and the receipt of certain governmental and other third-party approvals (or that such approvals result in the imposition of conditions that could reduce the anticipated benefits from the Potential Business Combination or cause the parties to abandon the Potential Business Combination), (iv) the lack of a fairness opinion from Wejo in determining whether or not to pursue the Potential Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreements relating to the Potential Business Combination, (vi) the effect of the announcement or pendency of the Potential Business Combination on Wejo’s business relationships, operating results, performance and business generally, (vii) risks that the Potential Business Combination disrupts current plans and operations of Wejo and the disruption of management’s attention due to the Potential Business Combination, (viii) the outcome of any legal proceedings that may be instituted against TKB or Wejo related to the Potential Business Combination, (ix) the ability to maintain the listing of the securities of the surviving entity resulting from the Potential Business Combination on a national securities exchange, (x) changes in the combined capital structure of TKB and Wejo following the Potential Business Combination, (xi) changes in the competitive industries and markets in which Wejo operates or plans to operate, (xii) changes in laws and regulations affecting Wejo’s business, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities, (xiv) risks related to the uncertainty of Wejo’s projected financial information, (xv) risks related to Wejo’s rollout of its business and the timing of expected business milestones, (xvi) risks related to Wejo’s potential inability to achieve or maintain profitability and generate cash, (xvii) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, inflation, supply chain constraints, and other macroeconomic factors and their impact on Wejo, its business and markets in which it operates, (xviii) the ability of Wejo to maintain relationships with customers, suppliers and others with whom Wejo does business, (xix) the potential inability of Wejo to manage growth effectively, (xx) the enforceability of Wejo’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (xxi) costs or unexpected liabilities related to the Potential Business Combination and the failure to realize anticipated benefits of the Potential Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions, (xxii) changes to the proposed structure of the Potential Business Combination that may be required or are appropriate as a result of applicable laws or regulations, (xxiii) the ability to recruit, train and retain qualified personnel, and (xxiv) the ability of the surviving entity resulting from the Potential Business Combination to issue equity or obtain financing.

The foregoing list of factors that may affect the business, financial condition or operating results of TKB and/or Wejo is not exhaustive. Additional factors are set forth in their respective filings with the U.S. Securities and Exchange Commission (the “SEC”), and further information concerning TKB and Wejo may emerge from time to time. In particular, you should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of (a) TKB’s (i) prospectus filed with the SEC on October 28, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 14, 2022, (iii) Forms 10-Q filed with the SEC on May 13, 2022, August 12, 2022 and November 12, 2022, (b) Wejo’s (i) Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 31, 2022 (as amended on April 11, 2022), (iii) Forms 10-Q filed with the SEC on May 16, 2022, August 15, 2022 and November 21, 2022, and (c) other documents filed or to be filed by TKB and/or Wejo with the SEC (including a registration statement on Form S-4 to be filed in connection with the Potential Business Combination). There may be additional risks that neither TKB nor Wejo presently know or that TKB and Wejo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Readers are urged to consider these factors carefully in evaluating these forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements. TKB and Wejo expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law, whether as a result of new information, future events, or otherwise. Neither TKB nor Wejo gives any assurance that either TKB, Wejo or the combined company will achieve its expectations.

No Offer or Solicitation

This communication does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This communication does not constitute either advice or a recommendation regarding any securities. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or exemptions therefrom.

NONE OF THE SEC NOR ANY OTHER SECURITIES COMMISSION OR SIMILAR REGULATORY AGENCY OF ANY OTHER U.S. OR NON-U.S. JURISDICTION HAS REVIEWED, EVALUATED, APPROVED, DISAPPROVED, PASSED UPON OR ENDORSED THE MERITS OF, THE POTENTIAL BUSINESS COMBINATION OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN, OR DETERMINED THAT THIS COMMUNICATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

To the fullest extent permitted by law, in no circumstances will TKB, Wejo or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this communication, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the Potential Business Combination, TKB and Wejo intend to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all shareholders of TKB and Wejo. TKB and Wejo will also file other documents regarding the Potential Business Combination with the SEC. Before making any voting or investment decision, investors and security holders of TKB and Wejo are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Potential Business Combination as they become available because they will contain important information about the Potential Business Combination.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by TKB and Wejo through the website maintained by the SEC at www.sec.gov.

The documents filed by TKB with the SEC also may be obtained free of charge upon written request to TKB Critical Technologies 1,400 Continental Blvd, Suite 6000, El Segundo, CA 90245 or via email at ablatteis@tkbtech.com.

The documents filed by Wejo with the SEC also may be obtained free of charge upon written request to Wejo Group Limited, ABC Building, 21-23 Quay Street, Manchester, M3 4A or via email at investor.relations@wejo.com.

Participants in the Solicitation

This communication may be deemed solicitation material in respect of the Potential Business Combination. TKB, Wejo and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from TKB’s or Wejo’s shareholders in connection with the Potential Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Potential Business Combination and their ownership of TKB’s or Wejo’s securities, as applicable, are, or will be, contained in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Potential Business Combination may be obtained by reading the proxy statement/prospectus regarding the Potential Business Combination when it becomes available. You may obtain free copies of these documents as described above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release, dated January 25, 2023.

104	Cover Page Interactive Data File - Embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKB CRITICAL TECHNOLOGIES 1 LLC

By:	/s/ Angela Blatteis
Name:	Angela Blatteis
Title:	Co-Chief Executive Officer and Chief Financial Office

Date: January 25, 2023